DTE ENERGY BUSINESS UPDATE MARCH 3, 2021 EXHIBIT 99.1

The information contained herein is as of the date of this document. DTE Energy expressly disclaims any current intention to update any forward-looking statements contained in this document as a result of new information or future events or developments. Words such as “anticipate,” “believe,” “expect,” “may,” “could,” “would,” “projected,” “aspiration,” “plans” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various assumptions, risks and uncertainties. This document contains forward-looking statements about DTE Energy’s and DTE Midstream’s financial results and estimates of future prospects, and actual results may differ materially. This document contains forward-looking statements about DTE Energy’s intent to spin-off DTE Midstream and DTE Energy’s preliminary strategic, operational and financial considerations related thereto. The statements with respect to the separation transaction are preliminary in nature and subject to change as additional information becomes available. The separation transaction will be subject to the satisfaction of a number of conditions, including the final approval of DTE Energy’s Board of Directors, and there is no assurance that such separation transaction will in fact occur. Many factors impact forward-looking statements including, but not limited to, the following: risks related to the spin-off of DTE Midstream, including that the process of exploring the transaction and potentially completing the transaction could disrupt or adversely affect the consolidated or separate businesses, results of operations and financial condition, that the transaction may not achieve some or all of any anticipated benefits with respect to either business, and that the transaction may not be completed in accordance with DTE Energy’s expected plans or anticipated timelines, or at all; the duration and impact of the COVID-19 pandemic on DTE Energy and customers, impact of regulation by the EPA, the EGLE, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC and CARB, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy’s gas storage and pipelines operations and the volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; impact of volatility in prices in the international steel markets on DTE Energy’s power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy’s energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long-term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in DTE Energy’s public filings with the Securities and Exchange Commission. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2020 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. Safe harbor statement 2

Focusing on our employees, customers and communities while delivering on our financial targets 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 3 Employees • Achieved safest year on record in 2020 • Ranked by Gallup among the top companies globally for employee engagement • Devoted to diversity, equity, inclusion and a discrimination-free culture for our employees Customers • Delivering safe and reliable energy • Supporting customers with streamlined energy assistance • Maintaining steady base rates for customers through 2021 at utilities • Recognized in top quartile at both utilities for residential satisfaction by J.D. Power Community • Addressing our communities’ most vital needs through philanthropy and volunteerism − Donating resources to provide food, shelter and access to medical services for families • Creating more than 34,000 jobs through local procurement since 2010 • Led $23 million initiative that provided 51,000 tablets and internet access to Detroit public school students Investors • 5% - 7% operating EPS1 growth target; 7% dividend increase in 2020 and 2021 • Driving utility growth by investing in utility infrastructure and cleaner energy • Ensuring strong balance sheet and liquidity position; delivering on cash flow and capital investment targets

Achieved significant success in 2020 across all business units

Delivered strong financial results

- ✓ Operating EPS[1] growth of 14% from 2019; 8.8% above 2020 original guidance, continuing a trend of among best growth in industry
- ✓ Exceeded original guidance midpoint for 12th consecutive year
- ✓ Increased 2021 dividend 7%
- ✓ Nearly 8% average annual operating EPS growth since 2008

Achieved success across all business units

- ✓ Provided regulatory certainty by maintaining steady base rates for customers through 2021 at utilities
- ✓ Utilities progressed on clean energy initiatives and infrastructure and reliability improvements
- ✓ Midstream[2] placed LEAP Pipeline in service, ahead of schedule and under budget
- ✓ P&I operationalized RNG and cogeneration projects



Operating EPS
7.9% CAGR
$7.19
$2.90
14%
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Actual
Original guidance

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Refers to DTE Midstream business post spin transaction which includes DTE's natural gas pipeline, storage and gathering business and certain DTE Energy holding company activity included in the Corporate & Other segment

4

Positioned for success in 2021 and beyond 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Bloomberg as of 12/31/2020 $6.61 $7.07 2020 original guidance midpoint 2021 guidance midpoint Operating EPS 7% Focusing on continued growth in 2021 ✓ Continuing strong growth with 2021 operating EPS1 guidance providing 7% growth over 2020 original guidance ✓ Utility growth from distribution, modernization and cleaner generation investments at DTE Electric and continued main renewal and infrastructure improvements at DTE Gas ✓ Continuing strategic and sustainable growth in non-utility businesses Positioned for future success ✓ Executing spin establishes Midstream as an independent, well-financed and growing gas midstream company; positions DTE as a predominantly pure-play utility ✓ Reaffirming 5% - 7% long-term operating EPS growth from 2020 original guidance midpoint ✓ Continuing long track record of delivering premium shareholder returns 5 79% 285% 422% Total shareholder return2 5-year 10-year 15-year S&P 500 Utilities DTE

Two high-quality utilities operating in a constructive regulatory environment 1. UBS, December 2020 (50 states and Washington, D.C.) 6 DTE Electric ROE 10.5% 10.1% 10.1% 10.0% 10.0% 2015 2016 2017 2018 2019 10.3% 10.3% 10.1% 10.0% 10.0% 2015 2016 2017 2018 2019 DTE Gas ROE 7 9 18 9 8 Tier 1 Tier 2 Tier 3 Tier 4 Tier 5 Ranking of U.S. regulatory jurisdictions1 (Michigan in tier 1) 10-month rate cases supported by legislation; recovery mechanisms for renewables and gas infrastructure; 5-year distribution planning Authorized ROE Earned ROE Authorized ROE Earned ROE

DTE Electric progressed on key initiatives in 2020; accelerating distribution and generation investments

Advanced our clean energy investments and plan to accelerate the modernization of our electric grid

- Progressed toward net zero carbon emissions target by 2050
- Accelerated voluntary renewables program to be one of the largest in the industry
  - 850 MW of commitments to date; 25,000 customers enrolled
- Announced commitment to build extensive electric vehicle charging network

Created regulatory certainty

- Delayed rate case filing with innovative plan to keep customer base rates unchanged through 2021
- Received approval to provide a one-time voluntary refund to further delay customer rate increases

Targeting 7% - 8% long-term operating earnings[1] growth from 2020 original guidance midpoint

- Investing in generation and distribution for clean and reliable energy
- Upgrading substations for load growth and to address aging infrastructure

Electric investment
(billions)



$12
~$1
$2
$4
$5
17%
$14
$2
$5
$7
2020 - 2024
previous plan
2021 - 2025
current plan
Distribution infrastructure
Base infrastructure
Renewables
Natural gas plant

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

7

DTE Gas progressed on key initiatives in 2020; replacing aging infrastructure to reduce greenhouse gas emissions

Advanced our clean energy investments and upgrading and replacing aging infrastructure

- Announced innovative program to achieve net zero greenhouse gas emissions by 2050
- Progressed on major transmission renewal project
- Continued main renewal upgrades and operational improvements; completed 206 main renewal miles

Created regulatory certainty

- Rate case settlement in August supports investment plans

Targeting 9% long-term operating earnings[1] growth from 2020 original guidance midpoint

- Investing in main renewal, pipeline and transmission integrity and technology innovation


Gas investment
(billions)
$3.0
$1.4
$1.6
$3.5
$0.5
Additional opportunity
$1.4
$1.6
2020 - 2024
previous plan
2021 - 2025
current plan
Infrastructure renewal
Base infrastructure

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix

8

Midstream continuing track record of success; well-positioned for the future Achieved success in 2020 • Placed LEAP in service ahead of schedule and under budget; Blue Union and LEAP executing on plan • Delivered solid operational results across existing platforms • Generated $713 million of adjusted EBITDA1 • Executed contract at NEXUS with Ohio utility • Progressed toward completion of spin transaction Announced net zero emissions target by 2050 • Among first in sector to establish this goal Building on historical success; well-positioned for the future • Diversified counterparties with solid and improving credit profiles • Strong, stable and predictable cash flows • Focused on disciplined capital deployment supported by a flexible, well-capitalized balance sheet 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 9 Key markets Mid-Atlantic & LNG Ontario Northeast Texas Florida Midwest Southeast Louisiana & LNG

Midstream will be a uniquely positioned C-corp with a strong leadership team

Executing Midstream separation

- Establishes Midstream as an independent, natural gas midstream C-corp with assets in premium basins connected to major demand markets
- Spin transaction is on track with expected completion mid-year
  - Initiated Form 10 process
  - Initiating discussions with rating agencies; targeting debt raise in 2Q
  - Ongoing analyst and investor outreach; planned roadshow in June

Positioned for future success

- Targeting strong financial metrics in 2021
  - Adjusted EBITDA[1] target of $710 - $750 million
  - ~4x debt / adjusted EBITDA
  - ~2x dividend coverage ratio[2]
- Strong balance sheet and cash flow generation provides flexibility for future growth

DT Midstream

Seasoned leadership team with proven track record



David Slater
President & CEO



Robert Skaggs, Jr.
Executive Chairman



Jeff Jewell
CFO

DTE

1. Definition of adjusted EBITDA (non-GAAP) included in the appendix
2. Subject to Midstream Board approval. The dividend coverage ratio represents the total distributable cash flow ("DCF") divided by total dividends paid to investors. Definition of DCF (non-GAAP) included in the appendix

10

Maintaining long-term operating EPS[1] growth of 5% - 7% while becoming a predominantly pure-play utility

- 7.4% proforma (excluding Midstream) operating EPS growth from 2020 original guidance midpoint to 2021 guidance midpoint
- Continuing 5% - 7% long-term operating EPS growth through significant milestones
  - Generating 90% of future operating earnings from regulated utilities
  - Delivering higher than targeted 5-year average utility operating earnings growth in early years of plan
  - Converting $1.3 billion of mandatory equity in 2022
  - Sunsetting REF business after 2021

DTE annualized proforma[2] operating EPS excluding Midstream



5% - 7% CAGR
$5.51
$5.13
7.4%
2020 original guidance midpoint
2021 guidance midpoint
2022E
2023E
2024E
2025E

Total DTE operating EPS midpoint	$6.61	$7.07[3]

DTE

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Reasonable proxy for DTE operating EPS excluding Midstream; additional disclosures are expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process
3. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process

11

1. Annualized dividend is the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Subject to Board approval 3. Reasonable proxy for DTE combined annualized dividend - calculated using current disclosures; additional disclosures are expected to occur mid-year 2021 and any post-spin dividend guidance will be provided later in the process 12 Spin generates a combined dividend that is expected to be higher than DTE’s current, pre-transaction dividend Annualized dividend $2.12 $4.34 • Increased annualized dividend per share every year since 2010 • 7% dividend increase in 2021 • Spin generates a combined dividend that is expected to be higher than DTE’s forecasted, pre-transaction dividend − Expect 8% - 10% post-spin dividend increase from 2021 to 2022 versus planned 6% pre-spin − DTE Energy plans to continue a payout ratio and dividend growth target consistent with pure-play utility companies − Midstream plans to establish a growing dividend with an initial level competitive with midstream peers More than 100 consecutive years of dividend payments 2009 2021 2022E ($ per share) 1 ~$4.70 - $4.803

Maintaining strong cash flow, balance sheet and credit profile

(billions)



Planned equity issuances
2021 - 2023
$1.3
Convertible equity units
$0.0 - $0.2
$0.0 - $0.2
2021
2022
2023
$1.3 - $1.7

Strong cash flows have reduced equity needs in plan; targeting low end of planned equity issuances in 2021

- Issued $173 million of equity in 2020 through internal mechanisms
- Strong investment-grade credit rating
  - Spin transaction is credit enhancing allowing FFO[1] / Debt[2] target to be lowered from 18% to ~16%
- $3.1 billion of available liquidity at end of 2020

Credit ratings	S&P	Moody's	Fitch
DTE Energy (unsecured)	BBB	Baa2	BBB
DTE Electric (secured)	A	Aa3	A+
DTE Gas (secured)	A	A1	A

DTE

1. Funds from Operations (FFO) is calculated using operating earnings
2. Debt excludes a portion of DTE Gas' short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity

13

Environmental, social and governance efforts are key priorities; aspiring to be the best in the industry 14 Environmental Transitioning towards net zero greenhouse gas emissions Delivering clean and reliable energy to customers Protecting our natural resources Social Focusing on the diversity, safety, well-being and success of our employees Committing to a strong culture provides a solid framework for success Revitalizing neighborhoods and investing in communities World-class volunteerism Governance Focusing on the oversight of environmental sustainability, social and governance Ensuring board diversity Providing incentive plans tied to safety and customer satisfaction targets

Award-winning commitment to being a top ESG employer in the country 15 Gallup Great Workplace Award 8 consecutive years Inclusion of women-owned businesses in their supply chains Overall excellence in diversity Superior corporate citizenship and community involvement Ambassadors Championing Excellence Award for commitment to supporting minority businesses America’s Most Responsible Companies 2021 Veteran friendly employer

Environmental sustainability is critical to the creation of long-term shareholder value 16 Driving collaboration in the fight against climate change • Leading by example with aggressive goal to achieve net zero carbon emissions by 2050 • Active participant in coalitions that advocate for strong environmental public policies • Key participant in Governor Whitmer’s initiative to develop and implement pathways to meet the state of Michigan’s economy-wide climate goals • Leading EEI’s strategic plan for effective federal climate policy Protecting our natural resources and promoting environmental sustainability through stewardship and conservation • Targeting a 25% reduction of energy, water and waste at our facilities by 2022 compared to 2016 levels • Providing habitats for hundreds of species of birds, mammals, fish and insects in our service territory • Over 35 sites certified under the Wildlife Habitat Council • Received Corporate Conservation Leadership award from the Wildlife Habitat Council for leadership in wildlife management • Corporate-wide certification to the ISO14001 Standard for Environmental Management Systems

77% 45% 30% 20% 20% 20% 2% 18% 20 - 25% 1% 17% 25 – 30% 2005 2023E 2030E More than doubling renewable energy by 2024 17 Cleaner generation mix River Rouge Trenton Channel Belle River Monroe 2022 2030 2040 St. Clair Renewables Natural gas Nuclear & other Coal 2021

A force for growth and prosperity in the Michigan communities we serve 1818 World class volunteerism improves our communities and contributes to employee engagement Consistently recognized as a top employer Our efforts include education and mentoring programs Partnering with a correctional facility to train inmates to become tree trimmers upon their release 1,700 high school and college students hired or sponsored in 2019, providing experience in different office or skilled trade careers 1,000 individuals with multiple barriers to employment committed to be hired over the next five years $11 billion purchased from Michigan businesses since 2010 34,000 local jobs have been created as a result of our investments into our communities 50 companies nationwide received this honor from Points of Light Only company in Michigan to be recognized Revitalizing neighborhoods and investing in communities DTE’s commitment to community involvement has led to increasing customer satisfaction ratings and DTE being named #1 utility in the “Civic 50” by Points of Light

Health and safety of our people is a priority 19 • Multiple safety committees spanning all levels of the company providing input into seasonal safety plans, addressing unique challenges of each business unit • Regular employee safety training − Leading industry OSHA rate in 2020 with safest year on record − Established categories of highest risk work and include training on these activities in people’s daily work to mitigate risk of serious injuries − Embedded the concept in our culture that everyone at DTE is “200% accountable for safety” – 100% accountable for their own safety and 100% accountable for the safety of everyone around them • Received American Gas Association Safety Achievement Award for excellence in employee safety • Recognized in the top 2% of companies surveyed in company safety culture by the National Safety Council • Led the development of statewide COVID-19 prevention campaign aimed at young adults

Committed to diversity, equity and inclusion, creating an environment where all are welcome 20 Office of Diversity, Equity and Inclusion • Led by our CEO and key executive leaders • Focused on sustaining a diverse workforce which is representative of the communities we serve Commitment to create a diverse, equitable and inclusive workforce and supplier base influences our hiring strategies and business practices • Annual review of compensation practices to ensure equitable pay • Formal training programs including unconscious bias training for employees and leaders • Hiring people with disabilities and returning citizens • Over $700 million invested with diverse suppliers in 2020 as part of our award-winning supplier diversity program • Public advocacy and financial support − Michigan civil rights reform − Removing the digital divide − Equity funding for schools Differently-abled group Latinx professionals group Young professionals group LGBTQ groupBlack professionals group Family oriented group Asian and Middle Eastern group Veteran empowerment group Women’s group 9 active employee resource groups that promote a safe and welcoming environment, and offer professional development, networking, mentoring and support

Building on the momentum of the last decade, DTE is committed to Michigan investments and supplier diversity 21

Governance framework provides shareholder rights and enables sustainable value creation 22 average tenure~9yr 3 Directors added since 2018 33% gender or ethnically diverse 83% independent 2 10 4 8 Board diversity Best-in-class governance practices ✓ Lead Independent Director ✓ Stock ownership guidelines for non-employee Directors ✓ Majority voting standard ✓ Annual Director elections ✓ Established corporate governance guidelines ✓ Publication of Environmental, Social, Governance and Sustainability report ✓ Shareholder ability to call a special meeting ✓ No supermajority voting provisions to approve mergers or amend charter ✓ Overboard policy

Priorities Performance-based compensation elements Annual incentive metrics Long-term metrics Highly engaged employees • Employee engagement • Employee safety Top decile customer satisfaction • Customer satisfaction • Customer complaints Distinctive continuous improvement capability • Utility operating excellence • Customer satisfaction improvement Strong political & regulatory context • Customer satisfaction improvement • Utility operating excellence index Clear growth & value creation strategy • Relative TSR Superior & sustainable financial performance • EPS • Cash flow • Balance sheet health Executive management compensation plan is aligned with our core priorities 23

VISIT US: DTE INVESTOR RELATIONS 2020 ESG REPORT 2019 - 2020 CORPORATE CITIZENSHIP HIGHLIGHTS

25 Appendix

2020 original guidance midpoint 2021 guidance Primary drivers DTE Electric $766 $826 - $840 Distribution, modernization and cleaner generation investments DTE Gas 189 202 - 212 Continued main renewal and other infrastructure improvements Gas Storage & Pipelines2 285 296 - 312 Full year of LEAP in-service and organic growth Power & Industrial Projects 141 147 - 163 Full year of new RNG and cogeneration projects Energy Trading 20 15 - 25 In-line with economic earnings Corporate & Other2 (127) (148) - (138) Higher interest expense DTE Energy2 $1,274 $1,338 - $1,414 Operating EPS2 $6.61 $6.88 - $7.26 2021 guidance provides 7% operating EPS1 growth over 2020 original guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process (millions, except EPS) 26 2021 guidance growth from 2020 original guidance midpoint does not reflect one-time items included in 2020 actual results

Cash flow and capital expenditures 1. Guidance is with respect to the current consolidated pre-spin version of DTE; the spin is currently expected to occur mid-year 2021 and any post-spin guidance will be provided later in the process 2. Includes equity issued for employee benefit programs 3. Change in cash on hand in 2020 due to pull-forward of debt issuances for increased liquidity; cash on hand from 2020 used for 2021 needs 27 2020 actuals 2021 guidance1 Cash from operations2 $3.7 $3.0 Capital expenditures (4.5) (4.2) Free cash flow ($0.8) ($1.2) Dividends (0.8) (0.8) Net cash ($1.6) ($2.0) Debt financing Issuances $3.7 $2.1 Redemptions (1.7) (0.5) Change in debt $2.0 $1.6 Change in cash on hand $0.4 ($0.4) 2020 actuals 2021 guidance1 DTE Electric Base infrastructure $872 $1,030 New generation 848 950 Distribution infrastructure 947 1,030 $2,667 $3,010 DTE Gas Base infrastructure $280 $325 Main renewal 294 295 $574 $620 Non-utility $1,242 $500 - $700 Total $4,483 $4,130 - $4,330 (millions) Cash flow Capital expenditures (billions) 3

DTE Electric • General rate case final order (U-20561) − Effective: May 15, 2020 − Rate recovery: $188 million − ROE: 9.9% − Capital structure: 50% equity, 50% debt − Rate base: $17.9 billion • Renewable energy plan (U-18232) − Received order: July 9, 2020 − 350 MW of additional renewable energy by 2022 (225 MW of wind and 125 MW of solar) • Alternative rate case strategy (U-20835) − Received order: July 9, 2020 − Delays rate case filing • Voluntary renewable plan (U-20713) − Filed: August 31, 2020 − Additional 420 MW of solar by 2022 • Innovative, one-time customer refund regulatory liability (U-20921) − Received order: December 9, 2020 − $30 million voluntary refund DTE Gas • General rate case filed February 2021 (U-20940) − Effective: January 1, 2022 − Rate recovery: $195 million − ROE: 10.25% − Capital structure: 52% equity, 48% debt − Rate base: $5.6 billion • Voluntary emissions offset plan (U-20839) − Received order: October 29, 2020 − Comprised of a combination of both carbon offsets and Renewable Natural Gas (RNG) − 95% of planned emissions reduction is carbon emissions − 5% of planned emissions reduction is RNG DTE Electric and DTE Gas regulatory update 28 Dan Scripps Chair Katherine Peretick Commissioner Tremaine Phillips Commissioner Michigan Public Service Commission

Spin transaction underway with completion expected mid-2021 1. Expected to remain an independent Director of DTE Energy post spin transaction 29 Structure • Spin-off of Midstream designed to be tax-free • Immediately after closing, DTE shareholders will: − Retain current DTE shares − Receive pro-rata dividend of Midstream shares Timing / approvals • Expected close mid-year 2021 • Multiple workstreams well underway • Subject to a Form 10 registration statement being declared effective by the SEC, regulatory approvals and satisfaction of other conditions • Requires final Board of Directors approval Leadership DTE Energy • CEO: Jerry Norcia • Executive Chairman: Gerry Anderson • Lead Independent Director: Ruth Shaw Midstream • CEO: David Slater • Executive Chairman: Robert Skaggs, Jr.1 • CFO: Jeff Jewell Post spin transaction businesses DTE Energy • DTE Electric • DTE Gas • Power & Industrial Projects and Energy Trading Midstream • Pipelines & Other: Millennium, Vector, NEXUS, Birdsboro, Generation, Washington 10 Storage Complex, Bluestone, LEAP and Stonewall • Gathering: Susquehanna, Blue Union, Appalachia, Tioga and Michigan Gathering

Numerous benefits for DTE Energy as a predominantly pure-play regulated utility

Enhanced strategic focus	✓ Premier, predominantly pure-play regulated electric and natural gas utility
Investments in growth opportunities	✓ Substantially growing rate base with $17 billion of utility growth capital investment, a 13% increase over prior plan ✓ Aligned with aggressive ESG targets, net zero greenhouse gas emissions by 2050
Distinguished growth profiles	✓ 5% - 7% operating EPS[1] growth target from 2020 original guidance midpoint – Targeting average annual operating earnings growth of 7% - 8% at DTE Electric and 9% at DTE Gas from 2020 original guidance midpoint
Improved investor alignment	✓ Attracts shareholders desiring predictable, low-risk growth associated with regulated utilities
Seasoned management team	✓ Track record of providing clean, safe, reliable and affordable energy to our customers and being a force for growth in the communities where we live and serve
Competitive dividends	✓ Targeting dividend growth and payout ratio consistent with pure-play utility peers

Operating earnings transformation


70%
Today
Diversified energy company
30%
90%
Post-transaction
Predominantly pure-play regulated utility
10%

Capital investment


80%
Previous 5-year plan
2020 - 2024
20%
92%
Post-transaction 5-year plan2
2021 - 2025
8%
Utility
Non-utility

1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix
2. Excludes Midstream capital

DTE 30

Midstream will be well-positioned with experienced leadership and unique, high-quality assets 1. Definition of adjusted EBITDA (non-GAAP) included in the appendix 2. Subject to Midstream Board approval. The dividend coverage ratio represents the total distributable cash flow (“DCF”) divided by total dividends paid to investors. Definition of DCF (non-GAAP) included in the appendix 31 Enhanced strategic focus ✓ Positioned to be a premier, publicly traded natural gas midstream company with high-quality assets strategically located in premium basins connected to major demand markets Experienced leadership ✓ Proven, experienced leadership and highly engaged employees ✓ Among the best safety and reliability rankings in the industry Valuable growth opportunities ✓ Highly accretive organic growth on existing platforms ✓ Contracted growth on Haynesville assets Distinguished growth profile ✓ Assets backed by long-term contracts ✓ Diversified counterparties with solid and improving credit profiles ✓ Growing cash flows Better investor alignment ✓ Only independent, mid-cap, gas-focused midstream investment opportunity in Marcellus / Utica and Haynesville ✓ Attracts shareholders desiring higher dividends and upside opportunities associated with high-quality midstream companies Strong capital structure and dividend policy ✓ Improved flexibility to pursue accretive growth projects ✓ Initially targeting ~4x debt / adjusted EBITDA1 and ~2x dividend coverage ratio2 in 2021

2008 reconciliation of reported to operating EPS (non-GAAP) 32 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 Segment Diluted Earnings Per Share Pre-tax adjustments Income taxes EPS DTE Energy Reported EPS $3.36 DTE Electric - - - DTE Gas Performance excellence process 0.04 (0.01) 0.03 Gas Storage & Pipelines - - - Power & Industrial Projects Performance excellence process 0.01 - 0.01 Energy Trading Performance excellence process 0.01 - 0.01 Corporate & Other Residual hedge impact from Antrim sale 0.12 (0.04) 0.08 Tax true-up from sale of joint venture - Crete 0.01 - 0.01 Discontinued operations Synfuel (0.20) 0.07 (0.13) Unconventional gas production (0.74) 0.27 (0.47) DTE Energy Operating EPS ($0.75) $0.29 $2.90

Adjustments key A) MPSC disallowance of capital expenses previously recorded in 2018 and 2019 related to incentive compensation — recorded in Operating Expenses — Asset (gains) losses and impairments, net B) Shift premiums and other incremental costs associated with the sequestration of employees critical to continued operations due to COVID-19 — recorded in Operating Expenses — Operating and maintenance C) Post-acquisition settlement recorded in Other (Income) and Deductions — Other income D) Transaction costs relating to the planned spin-off of the DTE Midstream business — recorded in Operating Expenses — Operating and maintenance E) Settlement charge relating to a non-regulated qualified pension plan — recorded in Other (Income) and Deductions — Non-operating retirement benefits, net 2019 - 2020 reconciliation of reported to operating earnings (non-GAAP) and operating EPS (non-GAAP) 1. For the year ended December 31, 2020, excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 27% for Gas Storage and Pipelines, 26% for Utility operations and Corporate and Other, and 25% for Power and Industrial Projects and Energy Trading. For the year ended December 31, 2019, the rates were 29% for Gas Storage and Pipelines, 26% for Utility operations, and 25% for Energy Trading and Corporate and Other. 2. Per share amounts are divided by Weighted Average Common Shares Outstanding – Diluted, as noted on the Consolidated Statements of Operations (Unaudited). 33 Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. F) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non-derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility G) Reduction to Income Tax Expense resulting from carrying back 2018 net operating losses to 2013 pursuant to CARES Act H) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses — Operation and maintenance I) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net J) Transaction-related costs resulting from the acquisition of Blue Union and LEAP K) Impairment of equity method investment — recorded in Other income (Earnings per share2)

Reconciliation of reported to operating earnings (non-GAAP) 34 Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

Adjusted EBITDA and distributable cash flow (DCF) are non-GAAP measures 35 Adjusted EBITDA is calculated using net income, the most comparable GAAP measure and adding back expenses for interest, taxes, depreciation and amortization. Adjusted EBITDA also includes an adjustment for DTE’s proportional share of joint venture net income, excluding taxes and depreciation. DCF is calculated as Adjusted EBITDA less pre-tax interest expense, maintenance capital investment and cash taxes. For GSP, DTE Energy management believes that Adjusted EBITDA is a meaningful disclosure to investors as it is more commonly used as the primary performance measurement for external communications with analysts and investors in the Midstream industry. DCF is used in the calculation of dividend coverage ratios, which DTE Energy management believes is another meaningful performance measurement to disclose to Midstream analysts and investors. Reconciliation of net income to Adjusted EBITDA or DCF as projected for full-year 2021 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divesture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF. (millions) 2020 Gas Storage & Pipelines Reported earnings $315 Interest expense, net 104 Income taxes 116 Depreciation & amortization 151 Pre-tax operating adjustments (16) Adjustment for joint venture net income 43 Adjusted EBITDA $713